UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008

LEGENDS BUSINESS GROUP, INC.

(Name of small business issuer in its charter)

Nevada	333-140666	20-4465282
(State or Jurisdiction of	Commission File Number	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1375 Semoran Boulevard
Casselberry, Florida 32707
(Address of principal executive offices)

Registrant’s telephone number, including area code: (407-263-4029)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sales Referral Agent Agreement with BSG Clearing Solutions

On November 1, 2007, Legends Business Group, Inc., a Nevada Corporation entered into a Sales Referral Agreement with BSG Clearing Solutions, a Delaware Corporation. BSG Clearing Solutions provides advanced payment services through its Advanced Payment Gateway to its customers and has retained Legends Business Group, Inc. to refer third party clients to BSG Clearing Solutions.

Legends Business Group will be paid a commission by BSG Clearing Solutions for each referral that enters into a successful contract with BSG Clearing Solutions.

Press Releases

On March 12, 2008, Legends Business Group, Inc. issued a press release announcing the Sales Referral Agreement with BSG Clearing Solutions A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits 99.1 Legends Business Group, Inc. press release dated March 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2008	LEGENDS BUSINESS GROUP, INC.

	By:	/s/ LARRY POWALISZ
Larry Powalisz,
Chief Executive Officer